UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 6, 2006

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

        On October 6, 2006, Palatin’s board of directors approved stock option grants and restricted stock unit grants under our 2005 Stock Plan for our executive officers as set forth below.

Stock Option Grants. Each executive officer received options to purchase the number of shares of our common stock shown below. For all of these options, the exercise price is $2.49 per share, the expiration date is October 6, 2016, and they vest at the rate of 25% per year starting on October 6, 2007.

Carl Spana, President and Chief Executive Officer: 125,000 shares

Stephen T. Wills, Executive Vice President – Operations and Chief Financial Officer: 100,000 shares

Trevor Hallam, Executive Vice President – Research and Development: 100,000 shares

Restricted Stock Unit Grants. Each executive officer received the number of restricted stock units shown below. Each restricted stock unit will automatically convert into common stock without further payment upon attainment of the vesting conditions shown by each amount.

Name	Shares	Vesting condition

Carl Spana	125,000	Upon attainment of a $4.00 per share common stock trading price for twenty consecutive trading days
	125,000	Upon attainment of a $6.00 per share common stock trading price for twenty consecutive trading days
	125,000	Upon attainment of an $8.00 per share common stock trading price for twenty consecutive trading days

Stephen T. Wills	100,000	Upon attainment of a $4.00 per share common stock trading price for twenty consecutive trading days
	100,000	Upon attainment of a $6.00 per share common stock trading price for twenty consecutive trading days
	100,000	Upon attainment of an $8.00 per share common stock trading price for twenty consecutive trading days

Trevor Hallam	100,000	Upon attainment of a $4.00 per share common stock trading price for twenty consecutive trading days
	100,000	Upon attainment of a $6.00 per share common stock trading price for twenty consecutive trading days
	100,000	Upon attainment of an $8.00 per share common stock trading price for twenty consecutive trading days

        Restricted stock units can vest only while the officer is employed by Palatin. Any restricted stock units which have not vested will expire on October 6, 2010, four years from the date of grant. The resale of common shares issued upon vesting is limited to 67% of the shares. The officer must retain 33% of the shares as long as the officer is employed by Palatin, subject to hardship cases at the discretion of the board.

         The board has determined that the officers named above will receive no additional stock option grants or stock awards for the next three fiscal years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: October 11, 2006	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President – Operations and Chief Financial Officer